SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2012
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In October 2012, the Company raised a net amount of approximately $89 million in a public offering issuing 6 million new shares.

In October 2012, the Company successfully placed a five year senior unsecured bond in the Norwegian credit market with an interest rate of NIBOR plus a margin of 5.0% per annum. The principal amount of the notes is NOK 600 million, or the equivalent of $105 million. The bond was drawn down in October 2012, with net proceeds to the Company of approximately $103.5 million. The Company has swapped all payments to USD with a fixed interest rate of 6.06% per annum.

In October 2012, the Company prepaid the $43.8 million outstanding under the $60 million secured term loan facility relating to its 8.5% Senior Notes, and the facility was cancelled.

In October 2012, the Company prepaid the $22.2 million outstanding under the $30 million secured term loan facility relating to its 8.5% Senior Notes, and the facility was cancelled.

In October and November 2012, we acquired two Japanese-built 6,500 car equivalent units car carriers built in 2005 and 2006, respectively. Both vessels have been time chartered to an investment grade logistics company, publicly listed in Asia. The charter period is five years for each vessel. In November 2012, we entered into a $53.2 million secured loan facility with a bank to part-finance the acquisition of the vessels, representing approximately 70% of the aggregate purchase price. The facility bears interest at LIBOR plus a margin, and has a term of five years from drawdown. The loan was drawn down in full in December 2012.

In October 2012, the OBO carrier Front Climber was delivered to its new owner. Net sales proceeds of approximately $8.9 million were received including a $0.6 million charter termination compensation payment from Frontline.

In November 2012, the OBO carrier Front Driver was delivered to its new owner. Net sales proceeds of approximately $9.6 million were received, including a $0.5 million charter termination compensation payment from Frontline.

In November 2012, we took delivery of the newbuilding Handysize drybulk carrier Western Houston, which immediately upon delivery from the shipyard commenced a three year time charter.

In November 2012, the non-double hull VLCC Front Lady was delivered to its new owner. Net sales proceeds of approximately $14.1 million were received, excluding $11.6 million of compensation payable to Frontline.

On November 29, 2012, the Board of Ship Finance declared a dividend of $0.39 per share in respect of the third quarter of 2012 and an additional accelerated dividend of $0.39 per share in respect of the fourth quarter of 2012. These dividends totaling $66.5 million were paid on December 28, 2012.

In December 2012, the Company announced that it has agreed to terminate the charters on the two remaining OBO carriers Front Viewer and Front Guider. We received approximately $23.5 million from Frontline as compensation for the early termination of the charters and the estimated loss of future cash sweep earnings relating to the two vessels. Front Viewer was sold and delivered to an unrelated third party in December 2012, with net sale proceeds of approximately $9.1 million. Front Guider is expected to be sold during 2013, and will remain on charter to Frontline until a sale is concluded.

In December 2012, the Company's equity accounted subsidiary SFL West Polaris entered into a $420 million secured term loan and revolving credit facility with a syndicate of banks. The proceeds of the facility will be used to refinance the outstanding amount under an existing $700 million facility, which matures in 2013. The facility bears interest at LIBOR plus a margin, and has a term of five years from drawdown, which is expected in the first quarter of 2013. The Company will provide a corporate guarantee of up to $100 million for this facility.

In January 2013, an employee of the Company exercised options to acquire 25,000 shares in the Company and 25,000 new shares were issued.

In January 2013, the non-double hull VLCC Edinburgh was delivered to its new owner. Net sales proceeds of approximately $18.8 million were received, excluding $7.8 million of compensation payable to Frontline.

Since October 1, 2012, the Company has purchased approximately $51.4 million of its 8.5% Senior Notes due 2013.